SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2000

                                  Piranha, Inc.
             (Exact name of registrant as specified in its charter)

 Delaware                         0-20190                             36-3859518
(State or other jurisdiction     (Commission                       (IRS Employer
 of incorporation)               File Number)                Identification No.)

          1350 N. Lake Shore Drive, Suite 315, Chicago, Illinois 60610
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 312-664-7852

                                       N/A
         (Former name or former address, if changed since last report.)


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                    Information To Be Included in the Report

Item 5. Other Events.

         On April 25, 2000 six additional directors were appointed to the Board of Directors. They are Edward W. Sample, Michael Steele, Joseph H. Sherrill, Jr., Arthur Tauder, Barger Tygart and Roe VanFossen. All were appointed to serve until their successors are elected and shall qualify.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Piranha, Inc.
                                  (Registrant)

                                  By: /s/ Edward W. Sample
                                  ------------------------
                                  Edward W. Sample, CEO

                                  By: /s/ Richard S. Berger
                                  -------------------------
                                  Richard S. Berger, Secretary and CFO

Date: April 28, 2000